UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Jerash Holdings (US), Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38474	81-4701719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Fairfield Road, Suite 338, Fairfield, NJ	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 285-7973

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	JRSH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2023, Jerash Holdings (US), Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary Treasure Success International Limited, a Hong Kong company (“Treasure Success”), entered into a Shareholders’ Agreement (the “Agreement”) with Newtech Textile (HK) Limited, a Hong Kong company (“Newtech,” and together with Treasure Success, the “Parties”). The Agreement specified the terms and conditions according to which the Parties will exercise their rights in relation to a to be formed joint venture company in Hong Kong, Jerash Newtech (Hong Kong) Holdings Limited (“Jerash Newtech”), of which Treasure Success will hold 51% of the equity interests and Newtech will hold 49%. The Parties agreed that Jerash Newtech will be run by a team of appointed management staff and have a board of directors, each as specified in the Agreement, and will carry out the business of supplying fiber and fabric printed with Cooltrans technology and any other businesses in the future as the Parties shall agree from time to time. The Agreement contains customary covenants of the Parties, other obligations and rights of the Parties, and termination provisions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety be reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On October 12, 2023, the Company issued a press release to announce the entry into the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	The Agreement dated October 10, 2023 by and between Treasure Success and Newtech
99.1	Press Release dated October 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERASH HOLDINGS (US), INC.

October 12, 2023	By:	/s/ Choi Lin Hung
Choi Lin Hung
Chairman of the Board of Directors, Chief Executive Officer, President, and Treasurer

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